DUNHAM FUNDS

Supplement dated April 16, 2020 to the Statutory Prospectus (the “Prospectus”) dated February 28, 2020

This Supplement updates and supersedes any contrary information contained in the Prospectus.

Effective immediately, the following disclosure is added in the section entitled “Principal Investment Risks” for each fund.

Natural Disaster/Epidemic Risk – Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the novel coronavirus), have been and can be highly disruptive to economies and markets.

In addition, the section entitled “Sub-Adviser Portfolio Managers” on page 21 is deleted and replaced with the following:

Sub-Adviser Portfolio Managers: The following portfolio managers, each a member of the Sub-Adviser’s large cap team, share responsibility for the day-to-day management of the Fund. Paul Roukis, CFA and Managing Director, has worked for the Sub-Adviser since 2005 and has served as portfolio manager of the Fund since July 2015. Jeff Agne, Portfolio Manager, has worked for the Sub-Adviser since 2015 and has served as portfolio manager of the Fund since March 2020.

References to Chris R. Kaufman on page 84 are deleted and replaced with the following:

Jeff Agne

Portfolio Manager

Mr. Agne is an analyst and portfolio manager on Rothschild’s Large Cap team. In addition, Mr. Agne heads Rothschild’s Investment Product Development Committee and is also a member of the firm’s Investment and Quantitative Committees. Prior to joining Rothschild in October 2015, he served as a co-portfolio manager for the Global Focus strategy at PineBridge Investments, which he joined in 2008. Mr. Agne earned a BS from the University of Vermont and an MBA from New York University's Stern School of Business.

Also, the disclosure under the heading “Emerging Market Risk” in the section entitled “Principal Investment Risks” on page 70 is replaced with the following:

Emerging Markets Risk – Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Additional risks of emerging market investments may include: greater social, diplomatic, economic, and political instability; more substantial governmental involvement in the economy; less governmental supervision and regulation of issuers; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. The impact of infectious diseases in emerging market countries may be greater due to less-established health care systems. Emerging markets also may have different clearance and settlement procedures, which may make it difficult to engage in securities transactions. Settlement problems may result in missed investment opportunities, holding a portion of assets in cash, or delays in disposing of investments. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. Sanctions and other intergovernmental actions may be undertaken against an emerging market country, which may result in the devaluation of the country’s currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of the country’s securities. Sanctions could result in the immediate freeze of securities issued by an emerging market company or government, impairing the ability of the Fund to buy, sell, receive or deliver these securities.

Lastly, the following disclosure is added in the section entitled “Principal Investment Risks” on page 73.

Natural Disaster/Epidemic Risk – Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. For example, the novel coronavirus (COVID -19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund’s portfolio investments.

If you have any questions, please contact the Dunham Funds at (888) 3DUNHAM (338-6426).

Investors Should Retain This Supplement For Future Reference

DUNHAM FUNDS

Supplement dated April 16, 2020 to the Statement of Additional Information (the “SAI”)

dated February 28, 2020

This Supplement updates and supersedes any contrary information contained in the SAI.

At a meeting of the Board of Trustees of the Dunham Funds held on March 24, 2020, the Board of Trustees elected Michael K. Green as Trustee and Chairman of the Audit Committee effective immediately. As a result, the disclosure in the section entitled “Management of the Trust” on pages 44 and 45 is replaced with the following:

Board Leadership Structure

The Trust is led by Mr. Jeffrey A. Dunham, who has served as the Chairman of the Board of Trustees and President (Principal Executive Officer) since the Trust was organized in 2007. Mr. Dunham is an interested person by virtue of his indirect controlling interest in Dunham & Associates Investment Counsel, Inc. (the Trust's investment adviser and underwriter). The Board of Trustees is comprised of Mr. Dunham and three Independent Trustees. The Trust does not have a Lead Independent Trustee, but under certain 1940 Act governance guidelines that apply to the Trust, the Independent Trustees generally meet in executive session quarterly. Under the Trust's Agreement and Declaration of Trust and By-Laws, the Chairman of the Board is responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, (c) execution and administration of Trust policies including, generally, (i) setting the agendas for board meetings and (ii) providing information to board members in advance of each board meeting and between board meetings. Generally, the Trust believes it best to have a single leader who is seen by shareholders, business partners and other stakeholders as providing strong leadership. The Trust believes that its Chairman, the independent chair of the Audit Committee, and, as an entity, the full Board of Trustees, provides effective leadership that is in the best interests of the Trust, its Funds and each shareholder.

Board Risk Oversight

The Board of Trustees is comprised of Mr. Dunham and three Independent Trustees with a standing independent Audit Committee with a separate chair who is also the Audit Committee financial expert. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Audit Committee considers financial and reporting risk within its area of responsibilities. Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications

Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills. Mr. Dunham has over 30 years of business experience in the investment management, brokerage and real estate businesses, holds a Bachelor of Science degree in Business Administration with an emphasis in Finance from San Diego State University and serves as Chairman of the Dunham Trust Company. He possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board. Mr. Michael K. Green has over 40 years of business experience, primarily as a partner at an accounting firm and CFO and COO for several public and private life science companies. He is a Certified Public Accountant ("CPA"). Mr. Henry R. Goldstein has over 40 years of general business experience and specialized experience in the telecom and financial services field, serving as an executive with, or consultant to, RBC Daniels, an investment banking and advisory financial services company serving the telecom industry. Mr. Paul A. Rosinack has over 30 years of general business experience including in the medical device and biotechnology industries where he has served as President, CEO and Director of Qualigen, Inc., a medical device manufacturer, from 2004 to 2017. The Trust does not believe any one factor is determinative in assessing a Trustee's qualifications, but that the collective experience of each Trustee results in a highly qualified Board of Trustees.

In addition, the following is added to the “Management Table” on page 45.

Name, Age and Address	Position(s) Held with Trust	Term of Office and Length of Time Served ^	Principal Occupation(s) During the Past 5 Years and Current Directorships	Number of Funds in the Trust Overseen by Trustee	Other Directorships During the Past 5 Years
Michael K. Green	Trustee	Since March 2020	Managing Partner of the San Diego office at Squar Milner (an accounting firm). Mr. Green is a Partner in Squar Milner’s Audit and Assurance Services	14	None

Department (2011-present). Prior to joining Squar Milner Mr. Green was the CFO for several public companies.

Finally, references to Chris R. Kaufman on page 70 are deleted and replaced with the following:

Portfolio Managers/ Portfolio(s) Managed	Registered Investment Company Accounts*	Assets Managed ($ millions)*	Pooled Investment Vehicle Accounts*	Assets Managed ($ millions)*	Other Accounts*	Assets Managed ($ Millions)*	Total Assets Managed ($ Millions)*
Jeff Agne, Rothschild Asset Management, Inc. Dunham Large Cap Value Fund	1	$22	1	$53	25	$1,170	$1,245

If you have any questions, please contact the Dunham Funds at (888) 3DUNHAM (338-6426).

Investors Should Retain This Supplement For Future Reference